AMENDMENT NO. 1 AND WAIVER

Dated as of August 29, 2002

to

RECEIVABLES LOAN AGREEMENT

Dated as of January 22, 2002

     THIS AMENDMENT NO. 1 AND WAIVER (this “Amendment and Waiver”) dated as of August 29, 2002 is entered into by and among AGERE SYSTEMS RECEIVABLES FUNDING LLC, a Delaware limited liability company (the “Borrower”), AGERE SYSTEMS INC., a Delaware corporation, as collection agent (the “Collection Agent”) the entities parties hereto as “CONDUIT LENDERS”, “RELATED COMMITTED LENDERS” and “LENDER AGENTS” and WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the “Agent”).

PRELIMINARY STATEMENTS

     A. The Borrower, the Conduit Lenders, the Related Committed Lenders, the Lender Agents and the Agent are parties to that certain Receivables Loan Agreement dated as January 22, 2002 (as amended or otherwise modified prior to the date hereof, the “Receivables Loan Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Loan Agreement.

     B. The Borrower has requested a waiver with respect to any Termination Event that may arise under Receivables Loan Agreement by reason of any breach of the covenant set forth in Section 6.01(b) of the Agere Credit Facility with respect to the fiscal quarter ended September 30, 2002. The Conduit Lenders, the Related Committed Lenders, the Lender Agents and the Agent have agreed to grant such waiver on the terms and conditions hereinafter set forth.

     C. The parties hereto have also agreed to amend the Receivables Loan Agreement on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Waiver. The Conduit Lenders, the Related Committed Lenders, the Lender Agents and the Agent hereby waive any Termination Event that may arise under the Receivables Loan Agreement by reason of any breach of the covenant set forth in Section 6.01(b) of the Agere Credit Facility with respect to the fiscal quarter ended September 30, 2002.

     SECTION 2. Amendments. The Receivables Loan Agreement is hereby amended as follows:

     2.1 Clause (xiii) of the definition of “Eligible Receivable” is amended in its entirety to read as follows:

“(xiii) the aggregate outstanding balance of which, when added to the aggregate outstanding balance of Eligible Receivables originated by Agere Systems Singapore Pte. Ltd., would not cause the aggregate outstanding balance of Eligible Receivables originated by Agere Systems Singapore Pte. Ltd. to exceed 60% of the Eligible Receivables Balance.”

2.3 The definition of “Loss and Dilution Reserve” is amended in its entirety to read as follows:

“Loss and Dilution Reserve” means, at any time, the product of (i) the greater of (a) 10% and (b) the sum of (x) 2.5 times the average Delinquency Ratio for the most recent three Settlement Periods plus (y) 2.5 times the average Dilution Ratio for the most recent three Settlement Periods multiplied by (ii) the Eligible Receivables Balance at such time.

     SECTION 3. Conditions Precedent. This Amendment and Waiver shall become effective and be deemed effective as of the date hereof upon satisfaction of the following conditions precedent:

     3.1 The Agent shall have received counterparts of this Amendment and Waiver duly executed by the Borrower, the Collection Agent, the Lenders, the Lender Agents and the Agent.

     3.2 The Agent shall have received for the account of the Related Committed Lenders in each Lender Group in accordance with their respective pro rata shares an amendment fee equal to 0.20% of the Aggregate Commitment.

     3.3 Each Lender Agent shall have received such approvals and ratings confirmations, if any, as are required for its Related Conduit Lender with respect to this Amendment and Waiver.

     3.4 The Borrower shall have paid all fees and expenses of counsel for the Agent incurred by the Agent in connection with the transactions contemplated hereby through the date hereof.

     SECTION 4. Covenants, Representations and Warranties of the Borrower and Collection Agent.

     4.1 Upon the effectiveness of this Amendment and Waiver, each of the Borrower and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the Receivables Loan Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment and Waiver.

2

     4.2 Each of the Borrower and the Collection Agent hereby represents and warrants that (i) this Amendment and Waiver constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms and (ii) upon the effectiveness of this Amendment and Waiver, no Termination Event shall exist under the Receivables Loan Agreement.

     SECTION 5. Reference to and Effect on the Receivables Loan Agreement.

     5.1 Upon the effectiveness of this Amendment and Waiver, each reference in the Receivables Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Loan Agreement as amended hereby, and each reference to the Receivables Loan Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

     5.2 Except as specifically amended hereby, the Receivables Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     5.3 Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment and Waiver shall not operate as a waiver of any right, power or remedy of the Lenders, the Lender Agents or the Agent under the Receivables Loan Agreement or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

     SECTION 6. Governing Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

     SECTION 7. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 8. Headings. Section headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized as of the date first written above.

AGERE SYSTEMS RECEIVABLES FUNDING LLC, as Borrower By: /s/ GARY WOJTASZEK —————————————— Name: Gary Wojtaszek Title: President

AGERE SYSTEMS INC., as Collection Agent By: /s/ JOHN W. GAMBLE, JR. —————————————— Name: John W. Gamble, Jr. Title: Senior Vice President & Treasurer

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as a Related Committed Lender, as Lender Agent and as Agent

By: /s/ JON A. HELLBUSCH
——————————————
Name: Jon A. Hellbusch
Title: Director-Global Securitization Americas

By: /s/ RICHARD BIANCHI
——————————————
Name: Richard Bianchi
Title: Director-Global Securitization Americas

DRESDNER BANK AG, NEW YORK AG, NEW YORK BRANCH, as a Related Committed Lender and as Lender Agent

By: /s/ WILL AGUIAR
——————————————
Name: Will Aguiar
Title: Vice President

By: /s/ TIMOTHY C. MADIGAN
——————————————
Name: Timothy C. Madigan
Title: Director

4

PARADIGM FUNDING LLC, as a Conduit Lender By: /s/ EVELYN ECHEVARRIA —————————————— Name: Evelyn Echevarria Title: Vice President

BEETHOVEN FUNDING CORPORATION, as a Conduit Lender By: /s/ BERNARD J. ANGELO —————————————— Name: Bernard J. Angelo Title: Vice President

5